UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2005

                                  MILACRON INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                        1-8485                      31-1062125
--------------------        --------------------------      --------------------
  (State or other            (Commission File Number)          (IRS Employer
   jurisdiction of                                           Identification No.)
   incorporation)


2090 Florence Avenue, Cincinnati, Ohio                               45206
----------------------------------------                         ------------
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (513) 487-5000

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 14, 2005, Milacron Inc. (the "Company") issued an earnings release announcing its results for the fourth quarter of 2004 and fiscal year 2004, which is furnished (other than those portions specifically designated as being filed in Item 8.01 of this Report) as Exhibit 99.1 hereto.
The Company's earnings release presents the Company's earnings from continuing operations in the fourth quarters of 2003 and 2004 and fiscal years 2003 and 2004 excluding interest, taxes, goodwill impairment, restructuring and refinancing costs. The Company's management believes that describing the Company's results using this non-GAAP financial measure is useful to investors because this non-GAAP financial measure provides investors with a basis for comparing the Company's results for its most recently completed financial period to its results in prior periods. In addition, the measure for earnings from continuing operations excluding interest, taxes, goodwill impairment, restructuring and refinancing costs is the basis on which management reports to the Company's board of directors and represents a measure which management believes is used by analysts and investors following the Company. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

ITEM 8.01 OTHER

In the earnings release attached as Exhibit 99.1 to this Report, the Company also reported that the conversion price of the Company's Series B Convertible Preferred Stock will be automatically lowered to $1.75 per share from $2.00 per share, effective June 30, 2005. Additionally, the Company discussed its recent election to change the valuation method used for certain inventories in its North American machinery technologies segment from the "last in, first out" method (LIFO) to the "first in, first out" method (FIFO), retroactive to the beginning of 2004, and the restatement of earnings per share required as a result of the rights offering completed by the Company in the fourth quarter of 2004. The portions of Exhibit 99.1 under the headings "Conversion Price for Series B Preferred Stock Reset," "Change in Method of Accounting" and "Restatement of Earnings Per Share (EPS)" are filed and are incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

Exhibit  No.      Description
------------      --------------------------------------------------------------
99.1              Earnings release issued by Milacron Inc. on February 14, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Milacron Inc.

Date: February 14, 2005          By: /s/ Robert P. Lienesch
                                     -------------------------------------------
                                     Robert P. Lienesch
                                     Senior Vice President - Finance, Controller
                                     and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit  No.      Description
------------      --------------------------------------------------------------
99.1              Earnings release issued by Milacron Inc. on February 14, 2005.